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                                                                 Exhibit 23


                     [Kelley, Galloway & Company, PSC Letterhead]


                            INDEPENDENT AUDITOR'S CONSENT

     We hereby consent to the incorporation of our report dated October 25, 2002, accompanying the consolidated financial statements of First Federal Bancorp, Inc. which are included in the Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 into the Company's previously filed Registration Statements on Form S-8 (Nos. 333-90218 and 333-51105).

/s/ Kelley, Galloway & Company, PSC

December 24, 2002